UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

(Date of report; date of earliest event reported) December 7, 2022

Commission file number: 1-3754

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Ave.

Floor 10, Detroit, Michigan

48226

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act (listed on the New York Stock Exchange ):

Title of each class	Trading symbols
Common Stock, par value $0.01 per share	ALLY

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 7, 2022, the Ally Financial Inc. (Ally) Board of Directors (Board) amended and restated the Bylaws (Bylaws) of Ally.

The Board approved the amendments to the Bylaws in connection with its periodic review of Ally’s corporate governance documents. The amendments are intended to provide “proxy access” rights to eligible stockholders and to clarify provisions relating to stockholder notices and the conduct of stockholder meetings, in each case, consistent with the Delaware General Corporation Law (DGCL), new rules adopted by the U.S. Securities and Exchange Commission relating to universal proxy cards (Universal Proxy Rules), and other applicable law. Among the amendments are the following:

•

Added provisions allowing a stockholder, or a group of up to 20 stockholders, owning at least three percent of Ally’s outstanding common stock continuously for at least three years to nominate and include in the proxy materials for Ally’s annual meeting director nominees constituting up to the greater of two directors or twenty percent of the Board, so long as the stockholders and nominees comply with the procedures and other requirements set forth in the Bylaws.

•

Updated and refined requirements regarding stockholder nominations and proposals, including requiring stockholders providing notice of nomination pursuant to the Universal Proxy Rules to certify that they have complied with the requirements of the Universal Proxy Rules no later than five business days prior to the applicable annual meeting.

•

Enhanced and clarified stockholder notice provisions for stockholder nominations and proposals, including provisions regarding (1) the information to be provided by proposing stockholders, their affiliates and proposed nominees, and (2) the questionnaire, representation, and agreement to be completed by proposing stockholders and proposed nominees in connection with a stockholder nomination.

•	Added a requirement that any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white.

•	Revised provisions regarding the adjournment of meeting of common stockholders and lists of stockholders entitled to vote at stockholder meetings in light of recent amendments to the DGCL.

The amendments to the Bylaws also implemented certain other administrative, ministerial, technical, and conforming changes, including conforming changes in the notice requirements related to special stockholder meetings, and changes to align the language used in certain provisions of the Bylaws with the DGCL and the Universal Proxy Rules.

The foregoing summary of the amendments included in the Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Bylaws, which are filed as Exhibit 3.1 to this Form 8-K and are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Ally Financial Inc. Second Amended and Restated Bylaws

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY FINANCIAL INC.
(Registrant)

Dated: December 9, 2022	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Controller, and Chief Accounting Officer